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                        VAN KAMPEN STRATEGIC INCOME FUND
                                A SERIES OF THE
                                VAN KAMPEN TRUST

                     SUPPLEMENT DATED MARCH 13, 2000 TO THE
                        PROSPECTUS DATED JULY 29, 1999,
                SUPERCEDING THE SUPPLEMENT DATED JANUARY 5, 2000

     (1) The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT".

     Peter W. Hegel, Robert J. Hickey, Thomas J. Slefinger and John R. Reynoldson are co-managers responsible for the day-to-day management of the Fund's investment portfolio. Peter W. Hegel is an Executive Vice President of the Adviser and Asset Management. Mr. Hegel has been employed by the Adviser since April 1983 and has been with Asset Management since June 1995. Mr. Hegel has been a co-manager of the Fund since its inception.

     Robert J. Hickey is a Vice President of the Adviser and Asset Management. Mr. Hickey has been employed by the Adviser since January 1988 and Asset Management since June 1995. Mr. Hickey has been a co-manager of the Fund since January 1995.

     Thomas J. Slefinger is a Senior Vice President of the Adviser and Asset Management. Mr. Slefinger has been employed by the Adviser since July 1989 and Asset Management since June 1995. Mr. Slefinger has been a co-manager of the Fund since July 1999.

     John R. Reynoldson has been Senior Vice President of Asset Management since July 1991 and Senior Vice President of the Adviser since June 1995. Mr. Reynoldson has been a co-manager of the Fund since July 1999.

     (2) The first sentence of the fifth paragraph in the section of the Prospectus entitled "PURCHASE OF SHARES--GENERAL" is hereby deleted in its entirety and replaced with the following:

     The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange")(currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE